SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2012

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by priceline.com Incorporated (the "Company") on January 3, 2013 announcing the appointment of Timothy (Tim) Armstrong to the Company's Board of Directors (the "Board") and the Current Report on Form 8-K filed by the Company on October 15, 2012 announcing the appointment of Thomas E. Rothman to the Board, in each case to indicate the committees of the Board to which Messrs. Armstrong and Rothman have been appointed. Mr. Armstrong has been appointed to the Compensation Committee of the Board, and Mr. Rothman has been appointed to the Nominating and Corporate Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Peter J. Millones
Name: Peter J. Millones
Title: Executive Vice President, General Counsel

Date:  February 22, 2013